                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  November 9, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                   0-51027                   33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 9, 2006, the registrant, Consumer Portfolio Services, Inc. ("CPS"), its wholly owned subsidiary Page Three Funding LLC ("Borrower"), Wells Fargo Bank, N.A., Bear, Stearns & Co. Inc. (as "Note Purchaser") and Bear, Stearns Securities Corp. (as "Note Holder") amended certain agreements governing a revolving warehouse credit facility. Under this facility, CPS sells eligible receivables to the Borrower, which in turn pledges the receivables as collateral for repayment of funds borrowed by the Borrower. The principal terms of the amendments are (i) an increase in the facility limit to $200 million, (ii) an increase in the maximum percentage of receivables principal amount that Borrower may borrow to 83%, and (iii) an extension of the term of the facility to November 8, 2007.

CPS disclaims any implication that the agreements so amended are other than agreements entered into in the ordinary course of CPS's business.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

One exhibit is filed herewith:

EXHIBIT NUMBER    DESCRIPTION

10.1 Omnibus Amendment dated as of November 8, 2006, containing Amendment No. 1 to Sale and Servicing Agreement, Supplemental Indenture No. 1, and Amendment No. 1 to Note Purchase Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.

Dated: November 14, 2006             By: /s/  Jeffrey P. Fritz
                                         ----------------------------------
                                         Jeffrey P. Fritz
                                         Sr. Vice President and Chief
                                         Financial Officer

                                         Signing on behalf of the registrant
                                         and as principal financial officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION

10.1 Omnibus Amendment dated as of November 8, 2006, containing Amendment No. 1 to Sale and Servicing Agreement, Supplemental Indenture No. 1, and Amendment No. 1 to Note Purchase Agreement.